UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2016

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
On November 30, 2016, Horizon Bancorp (the “Company”) announced that it is engaging in a series of balance sheet restructuring transactions that are expected to improve the Company’s overall financial position, including an anticipated increase in net interest margin, return on average assets and return on average equity. The transactions include prepaying certain high fixed-rate borrowings and repositioning the investment portfolio to replace certain lower yielding short-term investments, all as more completely described in a press release issued by the Company on November 30, 2016, a copy of which is attached to this Form 8-K as Exhibit 99.1. The Company’s deleveraging strategy is still in process and is expected to be completed by the end of the fourth quarter of 2016.
Forward Looking Statements
This Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, and growth and operating strategies of the Company. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about the Company, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those described in its Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Item 9.01   Financial Statements and Exhibits.
(d)  Exhibits
Exhibit No.	Description
99.1	Press Release, dated November 30, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 30, 2016	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release, dated November 30, 2016	Attached